                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) NOVEMBER 7, 2003


                             PARTY CITY CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                          0-27826                                               22-3033692
(State or other jurisdiction        (Commission File Number)                         (IRS Employer Identification
      of incorporation)                                                                             No.)


   400 COMMONS WAY, ROCKAWAY, NJ                                 07866

(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (973) 983-0888

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 7, 2003, Party City Corporation (the "Company") announced its operating results for the first fiscal quarter of fiscal 2004 ended September 27, 2003.

      A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      PARTY CITY CORPORATION


                                           By:     /s/ Linda M. Siluk
                                                   -----------------------------
                                           Name:   Linda M. Siluk
                                           Title:  Chief Financial Officer

Date:  November 7, 2003








                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1 Press Release issued by Party City Corporation, dated November 7, 2003, regarding first quarter operating results.